Filed Pursuant to Rule 497

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

Ancora Dividend Value Equity Fund

(together, the “Funds”)

Supplement dated May 7, 2020

To the Funds’ Prospectus, Summary Prospectus

and Statement of Additional Information (“SAI”),

each dated April 30, 2020

This Supplement contains new and additional information that supersedes any contrary information contained in the Funds’ Prospectus, Summary Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective as of May 1, 2020, Mr. Richard A. Barone will no longer serve as a portfolio manager of the Ancora Income Fund and Ancora Special Opportunity Fund.  Accordingly, all references to Mr. Barone as portfolio manager in the Funds’ Prospectus, Summary Prospectus and SAI are hereby removed.

Also effective as of May 1, 2020, Mr. James Bernard, CFA, and Kevin Gale will serve as the new co-portfolio managers of the Ancora Income Fund, and John Micklitsch will serve as the new portfolio manager for the Ancora Special Opportunity Fund. The following disclosures are hereby revised to reflect the addition of Mr. Bernard, Mr. Gale and Mr. Micklitsch as portfolio managers:

Prospectus

The disclosure under the Summary Section entitled “Portfolio Manager” on page 4 is amended to read as follows:

Mr. James Bernard, CFA, and Kevin Gale have managed the Fund since May 1, 2020.

The disclosure under the Summary Section entitled “Portfolio Manager” on page 13 is amended to read as follows:

Mr. John Micklitsch has managed the Fund since May 1, 2020.

The disclosure under the section entitled “Portfolio Managers” on page 19 is amended to read as follows:

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Mr. James Bernard, CFA, is a portfolio manager of the Ancora Income Fund since May 1, 2020. Mr. Bernard joined Ancora Advisors in 2006.  He currently serves as the managing director of the Fixed Income Group of Ancora Advisors. Prior to joining Ancora Advisors, Mr. Bernard managed funds for banks and trust companies in Indiana and Kansas City, followed by his role as Chief Investment Officer and Treasurer of a multi-line insurance organization in central Ohio, and subsequently followed by his position as manager of the Ohio Municipal Bond Fund and the Kentucky Municipal Common Trust Fund for Fifth Third Investment Advisors. Mr. Bernard has a Bachelor in Business Administration from Xavier University and a Master of Business Administration from Ball State University.

Mr. Kevin Gale is a portfolio manager of the Ancora Income Fund since May 1, 2020. Mr. Gale joined Ancora Advisors in 2019 as part of the firm’s Fixed Income Team. Mr. Gale leads the team managing the firm’s various fixed income strategies as well as the individual portfolios for institutional and high net worth accounts. Prior to joining Ancora Advisors, Mr. Gale worked in various positions with increasing responsibility at KeyBank since 2000.  Mr. Gale has a Bachelor of Science degree in Family Financial Management from The Ohio State University, and a Master of Business Administration from Cleveland State University.

Mr. John Micklitsch is the portfolio manager of the Ancora Special Opportunity Fund since May 1, 2020. Mr. Micklitsch may serve as portfolio manager of such Fund on an interim basis until a permanent replacement for Mr. Barone has been appointed. Mr. Micklitsch is currently a Trustee on the Board of Ancora Trust, and has served as Chief Investment Officer of Ancora Advisors since 2011, Chief Investment Officer of Ancora Group, Inc. since 2011, Chief Investment Officer of Ancora Holdings Inc. since 2015, and a member of the Executive Committee of the Ancora entities since 2010.

SAI

The disclosure under the section entitled “Portfolio Managers” beginning on page 19 is amended to read as follows:

Other Accounts Managed

Mr. James Bernard, CFA, is a portfolio manager of the Ancora Income Fund and is responsible for the day-to-day management of such Fund together with Mr. Gale. As of December 31, 2019, Mr. Bernard was primarily responsible for the day-to-day management of the following accounts other than such Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	61*	$ 227,372,048

*None of these accounts has fees based on performance.  Fees on all accounts are based on a percentage of assets under management.

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Mr. Kevin Gale is a portfolio manager of the Ancora Income Fund and is responsible for the day-to-day management of such Fund together with Mr. Bernard. As of December 31, 2019, Mr. Gale was primarily responsible for the day-to-day management of the following accounts other than such Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	9*	$ 723,219,630

*None of these accounts has fees based on performance.  Fees on all accounts are based on a percentage of assets under management.

Mr. John Micklitsch is the manager of the Ancora Special Opportunity Fund and is responsible for the day-to-day management of such Fund. As of December 31, 2019, Mr. Micklitsch was primarily responsible for the day-to-day management of the following accounts other than such Fund:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	303*	$ 700,026,643

*None of these accounts has fees based on performance.  Fees on all accounts are based on a percentage of assets under management.

Compensation

Mr. James Bernard, CFA, Mr. Kevin Gale, and Mr. John Micklitsch are paid an overall compensation amount for all services they perform for Ancora Advisors. None of the portfolio managers receives any specific compensation for acting as a portfolio manager for the Funds.

Ownership of Shares

As of December 31, 2019, Mr. James Bernard, CFA, beneficially owned shares of (i) Ancora Dividend Value Equity Fund having a dollar value between $50,001 and $100,000, (ii) Ancora Microcap Fund having a dollar value between $50,001 and $100,000, and (iii) Ancora/Thelen Small-Mid Cap Fund having a dollar value between $50,001 and $100,000.  As of December 31, 2019, Mr. Kevin Gale beneficially owned shares of (i) Ancora Dividend Value Equity Fund having a dollar value less than $10,000, and (ii) Ancora Special Opportunity Fund having a dollar value less than $10,000. As of December 31, 2019, Mr. Micklitsch beneficially owned shares of (i) Ancora Dividend Value Equity Fund having a dollar value between $100,001 and $500,000, (ii) Ancora MicroCap Fund having a dollar value between $10,001 and $50,000, and (iii) Ancora/Thelen Small-Mid Cap Fund having a dollar value between $10,001 and $50,000.

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If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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